UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2020 Element Solutions Inc ("Element Solutions") issued a press release announcing its financial results for the three months ended March 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the press release, Element Solutions has provided the following non-GAAP financial measures: EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share (EPS), adjusted common shares outstanding, adjusted EBITDA guidance for the second quarter of 2020, free cash flow, net debt to adjusted EBITDA ratio and organic net sales growth. Element Solutions also evaluates and presents its results of operations on a constant currency basis. Investors are encouraged to refer to the Non-GAAP Measures section in the press release for definitions of these non-GAAP measures, descriptions of non-GAAP adjustments, and reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Element Solutions, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2020, Scot R. Benson has informed the Board of Directors of Element Solutions (the "Board") of his intention to retire from his current role as President and Chief Operating Officer of Element Solutions, effective June 15, 2020. Mr. Benson will continue to serve as a director on the Board.

On April 30, 2020, Element Solutions issued a press release announcing Mr. Benson's upcoming retirement. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
99.1	Press release, dated April 30, 2020, relating to the financial results of Element Solutions for the three months ended March 31, 2020 (furnished only)
99.2	Press release, dated April 30, 2020, announcing the retirement of the President and Chief Operating Officer of Element Solutions
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
April 30, 2020	/s/ Michael Russnok
(Date)	Michael Russnok
Chief Accounting Officer